================================================================================



                             THE MARCUS CORPORATION





                  THIRD SUPPLEMENT TO NOTE PURCHASE AGREEMENTS



                            Dated as of April 1, 2002








     Re:       $54,000,000 7.66% Series D Senior Notes, Tranche A,
                                due April 1, 2009

                                       and

               $21,000,000 7.93% Series D Senior Notes, Tranche B,
                                due April 1, 2012





================================================================================

                  THIRD SUPPLEMENT TO NOTE PURCHASE AGREEMENTS


                                                                     Dated as of
                                                                   April 1, 2002

To the Purchasers named in
Schedule A hereto

Ladies and Gentlemen:

         This Third Supplement to Note Purchase Agreements (the "Third Supplement") is between The Marcus Corporation, a Wisconsin corporation (the "Company"), whose address is 250 East Wisconsin Avenue, Suite 1700, Milwaukee, Wisconsin 53202, and the institutional investors named on Schedule A attached hereto (the "Purchasers").

         Reference is hereby made to those certain Note Purchase Agreements dated as of October 25, 1996 (the "Note Agreements") between the Company and the purchasers listed on Schedule A thereto. All capitalized terms not otherwise defined herein shall have the same meaning as specified in the Note Agreements. Reference is further made to Section 4.11 thereof which requires that, prior to the delivery of any Additional Notes, the Company and each Additional Purchaser shall execute and deliver a Supplement.

         The Company hereby agrees with you as follows:

          1. The Company has authorized the issue and sale of $54,000,000 aggregate principal amount of its 7.66% Series D Senior Notes, Tranche A due April 1, 2009 (the "Tranche A Notes") and $21,000,000 aggregate principal amount of its 7.93% Series D Senior Notes, Tranche B due April 1, 2012 (the "Tranche B Notes" and together with the Tranche A Notes, the "Series D Notes"). The Series D Notes, together with the Series A Notes initially issued pursuant to the Note Agreements and each Series of Additional Notes, including the Series B Notes issued under the First Supplement to Note Purchase Agreements dated as of May 15, 1998 and the Series C Notes issued under the Second Supplement to Note Purchase Agreements dated as of May 1, 1999, which may from time to time be issued pursuant to the provisions of Section 2.2 of the Note Agreements, are collectively referred to as the "Notes" (such term shall also include any such notes issued in substitution therefor pursuant to Section 13 of the Note Agreements). The Tranche A Notes and the Tranche B Notes shall be substantially in the forms set out in Exhibit 1 and Exhibit 2 hereto, respectively, with such changes therefrom, if any, as may be approved by you and the Company.

          2. Subject to the terms and conditions hereof and as set forth in the Note Agreements and on the basis of the representations and warranties hereinafter set forth, the Company agrees to issue and sell to you, and you agree to purchase from the Company, Series D Notes in the principal amount set forth opposite your name on Schedule A hereto at a price of 100% of the principal amount thereof on the closing date hereafter mentioned.

          3. Delivery of the $75,000,000 in aggregate principal amount of the Series D Notes will be made at the offices of Chapman and Cutler, 111 West Monroe, Chicago, Illinois 60603, against payment therefor in Federal Reserve or other funds current and immediately available at the principal office of Bank One Milwaukee, N.A., 111 East Wisconsin Avenue, Milwaukee, Wisconsin 53202 (ABA Number 075-0000-19) for credit to the First American Finance Corporation Account, Account Number 550-2510-15 with telephonic confirmation to Ms. Debbie Luedke at (414) 905-1160 in the amount of the purchase price at 11:00 A.M., Milwaukee, Wisconsin time, on April 2, 2002 or such later date (not later than April 4, 2002) as shall mutually be agreed upon by the Company and the Purchasers of the Series D Notes (the "Closing").

          4.    (a) Required Prepayments.

                            (i) Tranche A Notes. On April 1, 2005 and on each
                  April 1 thereafter to and including April 1, 2008, the Company will prepay $10,800,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Tranche A Notes at par and without payment of the Make-Whole Amount or any premium. The entire remaining principal amount of the Tranche A Notes shall become due and payable on April 1, 2009. For purposes of this Section 4(a)(i), any prepayment of less than all of the outstanding Tranche A Notes pursuant to
                  Section 4(c) shall be deemed to be applied first to the amount of principal scheduled to be repaid on April 1, 2009, and then to the remaining scheduled principal payments, if any, in inverse chronological order.

                           (ii) Tranche B Notes. On April 1, 2006 and on each
                  April 1 thereafter to and including April 1, 2011, the Company will prepay $3,000,000 principal amount (or such lesser principal amount as shall then be outstanding) of the Tranche B Notes at par and without payment of the Make-Whole Amount or any premium. The entire remaining principal amount of the Tranche B Notes shall become due and payable on April 1, 2012. For purposes of this Section 4(a)(ii), any prepayment of less than all of the outstanding Tranche B Notes pursuant to
                  Section 4(c) shall be deemed to be applied first to the amount of principal scheduled to be repaid on April 1, 2012, and then to the remaining scheduled principal payments, if any, in inverse chronological order.

                  (b) Application of Prepayments. In the event of a purchase of the Series D Notes pursuant to Section 8.5 of the Note Agreements or a Partial Redemption of the Series D Notes all required prepayments on the Series D Notes shall be adjusted as provided in Section 8.1(c) of the Note Agreements.

                  (c) Optional Prepayments. The Series D Notes are subject to prepayment at the option of the Company in the manner and with the effect set forth in Section 8.2 of the Note Agreements.

                  (d) Allocation of Partial Prepayments. In the case of each partial prepayment of the Series D Notes pursuant to the provisions of
         Section 8.2 of the Note Agreements,
         the principal amount of the Series D Notes to be prepaid shall be allocated among all of the Notes of such Series at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof. In the case of each required prepayment of the Series D Notes pursuant to Section 4(a), the principal amount of the Tranche to be prepaid shall be allocated among all of the Notes of such Tranche at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof.

                  (e) Make-Whole Amount for Series D Notes. The term "Make-Whole Amount" means, with respect to any Series D Note of any Tranche, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Series D Note of such Tranche over the amount of such Called Principal, provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Series D Note of any Tranche, the principal of such Series D Note of such Tranche that is to be prepaid pursuant to Section 8.2 of the Note Agreements or has become or is declared to be immediately due and payable pursuant to
         Section 12.1 of the Note Agreements, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Series D Note of any Tranche, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Series D Note of such Tranche is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Series D Note of any Tranche, 0.50% over the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "PX-1" on the Bloomberg Financial Markets Services Screen (or such other display as may replace PX-1 of the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or (ii) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H. 15
         (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between (1) the actively traded U.S. Treasury security with the maturity closest to and greater than the Remaining

         Average Life and (2) the actively traded U.S. Treasury security with the maturity closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (b) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Series D Note of any Tranche, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date, provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Series D Note of such Tranche, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to Section 8.2 of the Note Agreements or 12.1 of the Note Agreements.

                  "Settlement Date" means, with respect to the Called Principal of any Series D Note of any Tranche, the date on which such Called Principal is to be prepaid pursuant to Section 8.2 of the Note Agreements or has become or is declared to be immediately due and payable pursuant to Section 12.1 of the Note Agreements, as the context requires.

         5. The obligation of each Purchaser to purchase and pay for the Series D Notes to be sold to such Purchaser at the Closing is subject to the fulfillment to such Purchaser's satisfaction, prior to the Closing, of the conditions set forth in Section 4 of the Note Agreements, and to the following additional conditions:

                  (a) Except as supplemented by the representations and warranties set forth in Exhibit A hereto, each of the representations and warranties of the Company set forth in Section 5 of the Note Agreements shall be correct as of the date of Closing and the Company shall have delivered to each Purchaser an Officer's Certificate, dated the date of the Closing certifying that such condition has been fulfilled.

                  (b) Contemporaneously with the Closing, the Company shall sell to each Purchaser, and each Purchaser shall purchase, the Notes to be purchased by such Purchaser at the Closing as specified in Schedule A.

                  (c) Private Placement Numbers shall have been obtained for each Tranche of the Series D Notes.

          6. The Company hereby covenants and agrees that so long as the Series D Notes shall remain outstanding, the definition of "Debt" set forth in the Note Agreements shall read as follows for purposes of any determination under the Note Agreements (including
Section 10.2, 10.3 and 10.4 of the Note Agreements):

         "'Debt' means, with respect to any Person, without duplication,

                  (a) its liabilities for borrowed money;

                  (b) its liabilities for the deferred purchase price of property acquired by such Person (excluding accounts payable arising in the ordinary course of business but including, without limitation, all liabilities created or arising under any conditional sale or other title retention agreement with respect to any such property);

                  (c) its Capital Lease Obligations;

                  (d) all liabilities for borrowed money secured by any Lien with respect to any property owned by such Person (whether or not it has assumed or otherwise become liable for such liabilities); and

                  (e) any Guaranty of such Person with respect to liabilities of a type described in any of clause (a) through (d) hereof.

         Debt of any Person shall include all obligations of such Person of the character described in clauses (a) through (e) to the extent such Person remains legally liable in respect thereof notwithstanding that any such obligation is deemed to be extinguished under GAAP."

          7. Each Purchaser represents and warrants that the representations and warranties set forth in Section 6 of the Note Agreements are true and correct on the date hereof with respect to the Series D Notes purchased by such Purchaser.

          8. The Company and each Purchaser agrees to be bound by and comply with the terms and provisions of the Note Agreements for the benefit of the holders of the Series D Notes as fully and as completely as if each Purchaser were an original signatory to the Note Agreements.

          9. The Company agrees that, in addition to the payment by the Company of certain costs and expenses set forth in Section 15.1 of the Note Agreements, the Company will reimburse one Purchaser from each tranche of the Series D Notes for the initial and annual fees (as in effect on the date of Closing) imposed by the National Association of Insurance Commissioners in connection with obtaining and maintaining a rating for the Series D Notes.

         The execution hereof shall constitute a contract between us for the uses and purposes hereinabove set forth, and this agreement may be executed in any number of counterparts, each executed counterpart constituting an original but all together only one agreement.

                                          THE MARCUS CORPORATION


                                          By
                                            ------------------------------------
                                            Its:________________________________
                                            Printed Name:_______________________

Accepted as of the date first written above

                                          [VARIATION]

                                          By
                                            ------------------------------------
                                            Its:________________________________
                                            Printed Name:_______________________

                       INFORMATION RELATING TO PURCHASERS

                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                   TRANCHE       SERIES D SENIOR
                NAME OF PURCHASERS                                 NOTES TO BE
                                                                   PURCHASED

ING LIFE INSURANCE AND ANNUITY COMPANY              A             $15,000,000
c/o ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, Minnesota  55401-2121
Attention: Allen Stoltman
Phone:  (612) 342-7250
Fax:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Marcus Corporation, Series D Senior Notes, Tranche A, due April 1, 2009, PPN 56633# AG 8, principal, premium or interest") to:

         The Bank of New York
         ABA #021000018
         BFN:  IOC566
         Attn:  P&I Department
         Ref:  ING Life Insurance & Annuity Company
         Account #216101 and PPN 56633# AG 8

Notices

All notices and communications with respect to payments and written confirmation of each such payment to be addressed:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, Georgia  30327-4349
         Attention:  Securities Accounting
         Fax:  (770) 690-4899

All other notices and communications to be addressed as first provided above with a copy of all such notices and communications to be addressed:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, Georgia 30327-4349
         Attn:  Private Placements
         Phone:  (770) 690-4857
         Fax:  (770) 690-4889

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  71-0294708

                                   SCHEDULE A
                          (to Note Purchase Agreement)

                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                   TRANCHE       SERIES D SENIOR
                NAME OF PURCHASERS                                 NOTES TO BE
                                                                   PURCHASED

NORTHERN LIFE INSURANCE COMPANY                     A             $10,000,000
c/o ING Investment Management LLC
100 Washington Avenue South, Suite 1635
Minneapolis, Minnesota  55401-2121
Attention: Allen Stoltman
Phone:  (612) 342-7250
Fax:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Marcus Corporation, Series D Senior Notes, Tranche A, due April 1, 2009, PPN 56633# AG 8, principal, premium or interest") to:

         BK of NYC
         IOC 566 - INT'L CUSTODY
         ABA #021000018
         Ref:  Northern Life Insurance Company
         Account #187036 and PPN 56633# AG 8

Notices

All notices and communications with respect to payments and written confirmation of each such payment to be addressed:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, Georgia  30327-4349
         Attention:  Securities Accounting
         Fax:  (770) 690-4899

All other notices and communications to be addressed as first provided above with a copy of all such notices and communications to be addressed:

         ING Investment Management LLC
         5780 Powers Ferry Road, NW, Suite 300
         Atlanta, Georgia 30327-4349
         Attn:  Private Placements
         Phone:  (770) 690-4857
         Fax:  (770) 690-4889

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-1295933

                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                   TRANCHE       SERIES D SENIOR
                NAME OF PURCHASERS                                 NOTES TO BE
                                                                   PURCHASED

NATIONWIDE LIFE INSURANCE COMPANY                   A              $4,500,000
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220
Attention:  Corporate Fixed-Income Securities

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Marcus Corporation, Series D Senior Notes, Tranche A, due April 1, 2009, PPN 56633# AG 8, principal, premium or interest") to:

         The Bank of New York
         ABA #021-000-018
         BNF:  IOC566
         F/A/O Nationwide Life Insurance Company
         Attention:  P&I Department
         PPN 56633# AG 8
         Security Description: The Marcus Corporation, Series D Senior Notes,
                               Tranche A, due April 1, 2009

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

         Nationwide Life Insurance Company
         c/o The Bank of New York
         P. O. Box 19266
         Attn:  P&I Department
         Newark, New Jersey  07195

         With a copy to:

         Nationwide Life Insurance Company
         One Nationwide Plaza (1-32-05)
         Attn:  Investment Accounting
         Columbus, Ohio  43215-2220

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-4156830

                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                   TRANCHE       SERIES D SENIOR
                NAME OF PURCHASERS                                 NOTES TO BE
                                                                   PURCHASED

NATIONWIDE LIFE AND ANNUITY INSURANCE               A              $4,500,000
 COMPANY
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220
Attention:  Corporate Fixed-Income Securities

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Marcus Corporation, Series D Senior Notes, Tranche A, due April 1, 2009, PPN 56633# AG 8, principal, premium or interest") to:

         The Bank of New York
         ABA #021-000-018
         BNF:  IOC566
         F/A/O Nationwide Life and Annuity Insurance Company
         Attention:  P&I Department
         PPN 56633# AG 8
         Security Description: The Marcus Corporation, Series D Senior Notes,
                               Tranche A, due April 1, 2009

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

         Nationwide Life and Annuity Insurance Company
         c/o The Bank of New York
         P. O. Box 19266
         Attn:  P&I Department
         Newark, New Jersey  07195

         With a copy to:

         Nationwide Life and Annuity Insurance Company
         Attn:  Investment Accounting
         One Nationwide Plaza (1-32-05)
         Columbus, Ohio  43215-2220
         Attn:  Investment Accounting

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-1000740

                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                   TRANCHE       SERIES D SENIOR
                NAME OF PURCHASERS                                 NOTES TO BE
                                                                   PURCHASED

SCOTTSDALE INSURANCE COMPANY                         A             $1,000,000
One Nationwide Plaza (1-33-07)
Columbus, Ohio  43215-2220
Attention:  Corporate Fixed-Income Securities

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Marcus Corporation, Series D Senior Notes, Tranche A, due April 1, 2009, PPN 56633# AG 8, principal, premium or interest") to:

         The Bank of New York
         ABA #021-000-018
         BNF:  IOC566
         F/A/O Scottsdale Insurance Company
         Attention:  P&I Department
         PPN 56633# AG 8
         Security Description: The Marcus Corporation, Series D Senior Notes,
                               Tranche A, due April 1, 2009

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

         Scottsdale Insurance Company
         c/o The Bank of New York
         P. O. Box 19266
         Attn:  P&I Department
         Newark, New Jersey  07195

         With a copy to:

         Scottsdale Insurance Company
         Attn:  Investment Accounting
         One Nationwide Plaza (1-32-05)
         Columbus, Ohio  43215-2220

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-1024978

                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                   TRANCHE       SERIES D SENIOR
                NAME OF PURCHASERS                                 NOTES TO BE
                                                                   PURCHASED

PRINCIPAL LIFE INSURANCE COMPANY                    A              $7,000,000
c/o Principal Capital Management, LLC                              $1,000,000
801 Grand Avenue                                                   $1,000,000
Des Moines, Iowa  50392-0800                                       $  500,000
                                                                   $  500,000

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, by 12:00 p.m., New York City time (identifying each payment as "The Marcus Corporation, Series D Senior Notes, Tranche A, due April 1, 2009, PPN 56633# AG 8, principal, premium or interest") to:

         ABA #073000228
         Wells Fargo Bank Iowa, N.A.
         7th and Walnut Streets
         Des Moines, Iowa  50309
         For credit to Principal Life Insurance Company
         Account No. 0000014752
         OBI PFGSE (S) B0064801()

All notices with respect to payments to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0960
         Attention:  Investment Accounting - Securities
         Telefacsimile:  (515) 248-2643
         Confirmation:  (515) 235-9730

All other notices and communications to:

         Principal Capital Management, LLC
         801 Grand Avenue
         Des Moines, Iowa  50392-0800
         Attention:  Investment Department - Securities
         Telefacsimile:  (515) 248-2490
         Confirmation:  (515) 248-3495

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  42-0127290

                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                   TRANCHE       SERIES D SENIOR
                NAME OF PURCHASERS                                 NOTES TO BE
                                                                   PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY              A              $3,000,000
6000 American Parkway
Madison, Wisconsin  53783-0001
Attention:  Investment Division - Private Placements
Telefacsimile Number:  (608) 243-6537

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Marcus Corporation, Series D Senior Notes, Tranche A, due April 1, 2009, PPN 56633# AG 8, principal, premium or interest") to:

         Firstar Bank Milwaukee, N.A.
         Account of Firstar Trust Company
         ABA #075000022
         For Credit to Account #112-950-027
         Trust Account #000018012500 for AFLIC-Traditional Portfolio
         Attention:  Donna Glidden (414) 765-6709
         Credit for PPN 56633# AG 8

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  BAND & Co.

Taxpayer I.D. Number:  39-6040365

                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                   TRANCHE       SERIES D SENIOR
                NAME OF PURCHASERS                                 NOTES TO BE
                                                                   PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY              A              $2,000,000
6000 American Parkway
Madison, Wisconsin  53783-0001
Attention:  Investment Division - Private Placements
Telefacsimile Number:  (608) 243-6537

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Marcus Corporation, Series D Senior Notes, Tranche A, due April 1, 2009, PPN 56633# AG 8, principal, premium or interest") to:

         Firstar Bank Milwaukee, N.A.
         Account of Firstar Trust Company
         ABA #075000022
         For Credit to Account #112-950-027
         Trust Account #000018012510 for Universal Life Portfolio
         Attention:  Donna Glidden (414) 765-6709
         Credit for PPN 56633# AG 8

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  BAND & Co.

Taxpayer I.D. Number:  39-6040365

                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                   TRANCHE       SERIES D SENIOR
                NAME OF PURCHASERS                                 NOTES TO BE
                                                                   PURCHASED

AMERICAN FAMILY LIFE INSURANCE COMPANY              A              $1,000,000
6000 American Parkway
Madison, Wisconsin  53783-0001
Attention:  Investment Division - Private Placements
Telefacsimile Number:  (608) 243-6537

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Marcus Corporation, Series D Senior Notes, Tranche A, due April 1, 2009, PPN 56633# AG 8, principal, premium or interest") to:

         Firstar Bank Milwaukee, N.A.
         Account of Firstar Trust Company
         ABA #075000022
         For Credit to Account #112-950-027
         Trust Account #000018012800 for Annuities Portfolio
         Attention:  Donna Glidden (414) 765-6709
         Credit for PPN 56633# AG 8

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment as well as quarterly and annual financial statements, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  BAND & Co.

Taxpayer I.D. Number:  39-6040365

                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                   TRANCHE       SERIES D SENIOR
                NAME OF PURCHASERS                                 NOTES TO BE
                                                                   PURCHASED

WEST AMERICAN INSURANCE COMPANY                     A              $3,000,000
9450 Seward Road
Fairfield, Ohio  45014
Attention:  Investment Department, Private Placements
Facsimile:  (513) 682-5227

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "The Marcus Corporation, Series D Senior Notes, Tranche A, due April 1, 2009, PPN 56633# AG 8, principal, premium or interest") to:

         Chase NYC/CUST
         ABA #021 000 021
         A/C# 900-9-000200
         Attention:  Income Collection
         FAO: A/C# G 06426 A/C Name: West American Insurance Company CUSIP 56633# AG 8

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed as follows:

         Ohio Casualty Group
         Jane A. Schriever, Asset Administration
         9450 Seward Road
         Fairfield, Ohio  45014-5456
         Telephone:  (513) 603-2457
         Facsimile:  (513) 682-5227

         and also to:

         Chase Manhattan Bank
         Jeanne Shapiro, Asst. Treasurer
         Specialty Markets
         4 New York Plaza, 4th Floor
         New York, New York  10041
         Telephone:  (212) 623-3401
         Facsimile:  (212) 623-8656

Name of Nominee in which Notes are to be issued:  Cudd & Co.

Taxpayer I.D. Number: 31-0624491

Taxpayer I.D. Number of Cudd & Co.:  13-6022143

                                                                   PRINCIPAL
                                                                   AMOUNT OF
                                                   TRANCHE       SERIES D SENIOR
                NAME OF PURCHASERS                                 NOTES TO BE
                                                                   PURCHASED


STATE OF WISCONSIN INVESTMENT BOARD                 B              $21,000,000
121 East Wilson Street
Madison, Wisconsin  53702
Attention:  Manager, Private Placements Core-WI Portfolio

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds, on or before 11:00 a.m. local time on each payment date (identifying each payment as "The Marcus Corporation, Series D Senior Notes, Tranche B, due April 1, 2012, PPN 56633# AH 6, principal, premium or interest") to:

         ABA #011-00-1234 Mellon/Boston Safe Deposit For credit to the State of Wisconsin Investment Board Account #064300

         With notice of payment, including a message as to the source (identifying the security by name and CUSIP number) and application of funds, copy of notice of payment to:

         Ms. Linda Nelson
         Accounting Supervisor - Alternative Investments
         Investment Operations
         State of Wisconsin Investment Board
         121 East Wilson Street
         P. O. Box 7842
         Madison, Wisconsin  53707-7842
         Phone: (608) 267-7463
         Fax:   (608) 266-2436

         Address for notices other than confirmation of payment is:

         Postal Address

         State of Wisconsin Investment Board
         121 East Wilson Street
         P. O. Box 7842
         Madison, Wisconsin  53707-7842
         Attention: Monica A. Jaehnig, Manager, Wisconsin Private Debt Portfolio

         Street Address

         State of Wisconsin Investment Board
         121 East Wilson Street
         Madison, Wisconsin  53702
         Attention: Monica A. Jaehnig, Manager, Wisconsin Private Debt Portfolio

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  39-6006423

                          SUPPLEMENTAL REPRESENTATIONS

         The Company represents and warrants to each Purchaser that except as hereinafter set forth in this Exhibit A, each of the representations and warranties set forth in Section 5 of the Note Agreements is true and correct as of the date hereof with respect to the Series D Notes with the same force and effect as if each reference to "Series A Notes" set forth therein was modified to refer to the "Series D Notes" and each reference to "this Agreement" therein was modified to refer to the Note Agreement as supplemented by the First Supplement, the Second Supplement and the Third Supplement. The Section references hereinafter set forth correspond to the similar sections of the Note Agreements which are supplemented hereby:

         Section 5.3. Disclosure. The Company, through its agent, Banc America Securities LLC, has delivered to each Purchaser a copy of a Private Placement Memorandum, dated February, 2002 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Company and its Restricted Subsidiaries. The Note Agreements, the Memorandum, the documents, certificates or other writings delivered to each Purchaser by or on behalf of the Company in connection with the transactions contemplated by the Note Agreements and the Third Supplement and the financial statements listed in Schedule 5.5 to the Third Supplement, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Since May 31, 2001, there has been no change in the financial condition, operations, business, properties or prospects of the Company or any Restricted Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to the Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth in the Note Agreements or the Third Supplement or in the Memorandum or in the other documents, certificates and other writings delivered to each Purchaser by or on behalf of the Company specifically for use in connection with the transactions contemplated by the Third Supplement.

         Section 5.4. Organization and Ownership of Shares of Restricted Subsidiaries; Affiliates and Investments. (a) Schedule 5.4 to the Third Supplement contains (except as noted therein) complete and correct lists (i) of the Company's Restricted and Unrestricted Subsidiaries, and showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Company and each other Subsidiary, (ii) of the Company's Affiliates, other than Unrestricted Subsidiaries, (iii) of the Company's directors and senior officers and (iv) the Investments existing at the Closing, other than Investments in Subsidiaries and Affiliates.

                                   EXHIBIT A
                             (to Third Supplement)

        Section 5.13. Private Offering by the Company. Neither the Company nor anyone acting on its behalf has offered the Series D Notes or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than the Purchasers and not more than 52 other Institutional Investors, each of which has been offered the Series D Notes at a private sale for investment. Neither the Company nor anyone acting on its behalf has taken, or will take, any action that would subject the issuance or sale of the Series D Notes to the registration requirements of Section 5 of the Securities Act.

        Section 5.14. Use of Proceeds; Margin Regulations. The Company will apply the proceeds of the sale of the Series D Notes to repay outstanding indebtedness and for general corporate purposes. No part of the proceeds from the sale of the Series D Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System (12 CFR
222), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Company in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

        Section 5.15. Existing Debt; Future Liens. (a) Except as described therein, Schedule 5.15 to the Third Supplement sets forth a complete and correct list of all outstanding Debt of the Company and its Restricted Subsidiaries as of February 28, 2002, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Debt of the Company or its Restricted Subsidiaries. Neither the Company nor any Restricted Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Debt of the Company or such Restricted Subsidiary and no event or condition exists with respect to any Debt of the Company or any Restricted Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Debt to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

                     SUBSIDIARIES, AFFILIATES, DIRECTORS AND
                        SENIOR OFFICERS, AND INVESTMENTS

1.     RESTRICTED SUBSIDIARIES

       The Marcus Corporation owns 100% of the stock of the following corporations:

               NAME                                      STATE OF INCORPORATION

B & G Realty, Inc.                                            Wisconsin
Baymont Inns, Inc.                                            Wisconsin
First American Finance Corporation                            Wisconsin
Marcus Hotels, Inc.                                           Wisconsin
Marcus Restaurants, Inc.                                      Wisconsin
Marcus Theatres Corporation                                   Wisconsin
Woodfield Suites, Inc.                                        Wisconsin

       B&G Realty, Inc. is the sole member of the following limited liability company:

               NAME                                      STATE OF ORGANIZATION

Rush Ontario, LLC                                             Delaware

       Baymont Inns, Inc. owns 100% of the stock of the following corporations:

               NAME                                      STATE OF INCORPORATION

Baymont Franchises International, Inc.                        Wisconsin
Baymont Inns Hospitality Corporation                          Wisconsin
Baymont Partners, Inc.                                        Wisconsin

       Marcus Hotels, Inc. owns 100% of the stock or outstanding equity interests of the following corporations and limited liability companies:

               NAME                                      STATE OF INCORPORATION/
                                                              ORGANIZATION

Grand Geneva, LLC                                             Wisconsin
Marcus Hotel Partners, Inc.                                   Wisconsin
Marcus Hotels Associates, Inc.                                Wisconsin
Marcus Hotels Hospitality, LLC                                Wisconsin
Marcus Northstar, Inc.                                        Minnesota
Milwaukee City Center, LLC                                    Wisconsin
Pfister, LLC                                                  Wisconsin
Resort California, LLC                                        California
Resort Missouri, LLC                                          Delaware


                                  SCHEDULE 5.4
                             (to Third Supplement)

       Marcus Restaurants, Inc. owns 100% of the stock of the following corporations:

               NAME                                      STATE OF INCORPORATION

Cafe Refreshments, Inc.                                       Wisconsin
Captains-Kenosha, Inc.                                        Wisconsin
Colony Inns Restaurant Corporation                            Wisconsin
Marc's Carryout Corporation                                   Wisconsin

       Marcus Theatres Corporation owns 100% of the stock or outstanding equity interests of the following corporation and limited liability companies:

               NAME                                      STATE OF INCORPORATION/
                                                              ORGANIZATION

Family Entertainment, LLC                                     Wisconsin
Marcus Cinemas of Minnesota and Illinois, Inc.                Illinois
Marcus Cinemas of Ohio, LLC                                   Wisconsin

       Marcus Theatres Corporation and Marcus Cinemas of Minnesota and Illinois, Inc. own 100% of the outstanding equity interests in the following limited liability company:

               NAME                                      STATE OF ORGANIZATION

Marcus Cinemas of Wisconsin, LLC                              Wisconsin

       Woodfield Suites, Inc. owns 100% of the stock of the following corporations:

               NAME                                      STATE OF INCORPORATION

Woodfield Suites Franchises International, Inc.               Wisconsin
Woodfield Suites Hospitality Corporation                      Wisconsin

         Woodfield Suites Hospitality Corporation owns 100% of the stock of the following corporations:

               NAME                                      STATE OF INCORPORATION

Woodfield Refreshments, Inc.                                  Wisconsin
Woodfield Refreshments of Colorado, Inc.                      Colorado
Woodfield Refreshments of Ohio, Inc.                          Ohio

       Woodfield Refreshments, Inc. owns 100% of the stock of the following corporation:

               NAME                                      STATE OF INCORPORATION

Woodfield Refreshments of Texas, Inc.                         Texas

                                     5.4-2

2.     UNRESTRICTED SUBSIDIARIES

NONE

3.     AFFILIATES OF THE COMPANY

ENTITY NAME                                                 PROPERTY LOCATION

Marc's/Forest City Partnership                             Mayfield Heights, OH

LMC Associates - Rockside Partnership                      Independence, OH

Willowbrook Motel Limited Partnership                      Willowbrook, IL

BN/MC Associates - Cook Partnership                        Glenview, IL

Hoffman Northwest Limited Partnership                      Hoffman Estates, IL

Marc/Antell Partnership                                    Roseville, MI

Marcus-Anderson-Guastello Partnership                      Warren, MI

Beck/Marcus Associates-Miami Airport Partnership           Miami Springs, FL

Cutler Ridge Associates Partnership                        Cutler Ridge, FL

Baymont-Erlanger, LLC                                      Louisville, KY



                                     5.4-3

4.     DIRECTORS AND SENIOR OFFICERS OF THE COMPANY

DIRECTORS

Daniel F. McKeithan, Jr.
President, Tamarack Petroleum Company, Inc.

Diane Marcus Gershowitz
Real estate management and investments

Timothy E. Hoeksema
President, Midwest Express Airlines, Inc.

Allen H. (Bud) Selig
President and Chief Executive Officer, Milwaukee Brewers Baseball Club

Stephen H. Marcus
Chairman of the Board, President and Chief Executive Officer of the Company

Bruce J. Olson
Group Vice President of the Company

Philip J. Millstein
President and Chief Executive Officer of Emigrant Savings Bank

Bronson Haase
President and Chief Executive Officer of Wisconsin Gas Company

James D. Ericson
Retired Chairman, President and CEO of The Northwestern Mutual Life Insurance Company


SENIOR OFFICERS

Stephen H. Marcus
Chairman of the Board, President and Chief Executive Officer of the Company

Bruce J. Olson
Group Vice President of the Company

William J. Otto
President, Marcus Hotels and Resorts

H. Fred Delmenhorst
Vice President-Human Resources

James R. Abrahamson
President, Baymont Inn & Suites

Thomas F. Kissinger
General Counsel and Secretary

Douglas A. Neis
Chief Financial Officer and Treasurer


                                     5.4-4

5.     INVESTMENTS

       As of February 28, 2002

                                                  # OF SHARES
                                                    OR UNITS
                                                  OF INVESTMENT        AMOUNT

Grand Avenue Corporation                                150          $150,000.00
North Milwaukee State Bank Capital Debentures         1,000            10,000.00
Venture Capital Fund                                                   28,618.00
Legacy Bankcorp                                                        25,000.00
Milwaukee Innovation                                    150            15,000.00
Wisconsin Community Capital                              30            15,000.00
Sholodge                                             78,000           448,525.00
Library Hill Bonds                                                     12,500.00
Miscellaneous Stocks (1 share each)                     133               957.00
                                                                   -------------
                        Total                                        $705,600.00



                                     5.4-5

                              FINANCIAL STATEMENTS

       The audited consolidated balance sheets of the Company and its Subsidiaries as of the fiscal years ended in May in each of the years 1997 to 2001, both inclusive, and the consolidated statements of income and shareholders' equity and cash flows for the fiscal years ended on said dates and the Securities and Exchange Commission Form 10-Q for the fiscal quarter ended November 29, 2001 and Securities and Exchange Commission Form 10-K for the fiscal year ended May 31, 2001.






                                  SCHEDULE 5.5
                              (to Third Supplement)

                                  EXISTING DEBT

                             AS OF FEBRUARY 28, 2002

               BANK                    BALANCE                     INTEREST RATE
B&G REALTY
MORTGAGES:
     PNC BANK                        $  748,180                        8.7700%
     FIRSTAR BANK (IRB)               1,105,000                        6.4700%
     US BANK                            656,103     LIBOR + 1.75       3.6240%
     PROKSCH                            226,365                        6.5000%
                                      ---------
        TOTAL B&G REALTY DEBT         2,735,648
                                      ---------

MARCUS CORPORATION
SENIOR NOTES, SERIES A, TRANCHE A:                                     7.4100%
    MASS MUTUAL                       9,722,223
    NATIONWIDE                        7,777,777
    CIGNA                             7,840,000
    LINCOLN NATIONAL LIFE             3,826,668
    RELIASTAR                         7,777,777
    AAL                               7,777,777
    CLARICA LIFE                      1,944,446
                                      ---------
                                     46,666,668

SENIOR NOTES, SERIES A, TRANCHE B:                                     7.5100%
    MASS MUTUAL                      11,363,640
    NATIONWIDE                        9,090,910
    CLARICA LIFE                      2,272,723
                                     ----------
                                     22,727,273



SENIOR NOTES, SERIES B, TRANCHE A:
    CIGNA                              5,000,000                       6.6600%
SENIOR NOTES, SERIES B, TRANCHE B:
    NML                               25,000,000                       6.7000%
SENIOR NOTES, SERIES C, TRANCHE A:
    CIGNA                             15,000,000                       6.7500%
SENIOR NOTES, SERIES C, TRANCHE B:
    LINCOLN NATIONAL LIFE             25,000,000                       6.8200%
SENIOR NOTES:
    NML                               11,981,291                      10.2200%
UNSECURED TERM NOTES:
    BANK ONE                          20,000,000    LIBOR + 1.0        3.5800%
    SUN TRUST                          6,250,000    LIBOR + 0.75       2.6200%
    WPL                                  240,562                       2.0000%
                                      ----------
                                      26,490,562

REVOLVING CREDIT AGREEMENTS:
    BANK OF AMERICA ($125 MILLION)    71,500,000    OFFSHORE + 0.75    2.4250%
    BANK OF AMERICA ($5 MILLION)       4,000,000    PRIME              4.7500%
    BANK ONE ($40 MILLION)                     -    OFFSHORE + 1.0
                                      ----------
                                      75,500,000

                                  SCHEDULE 5.15
                             (to Third Supplement)

               BANK                    BALANCE                     INTEREST RATE

COMMERCIAL PAPER - UNRATED            63,544,153                       2.3900%
            TOTAL MARCUS CORP DEBT   316,909,947
THEATRE DIVISION:
    US BANK                               86,909    PRIME              4.7500%
    ALLEN ENTERPRISES                     81,307                       6.0000%
                                      ----------
        TOTAL THEATRE DIVISION DEBT      268,216

BAYMONT DIVISION:
    US BANK                            3,118,168                       7.6800%
    CORRUS BANK                          898,425    0.923 X PRIME      4.3843%
                                      ----------
        TOTAL BAYMONT DIVISION DEBT    4,016,593

TOTAL EXISTING DEBT                 $323,930,404
                                    ============



                                     5.15-2

                           LIENS ON EXISTING PROPERTY

                             AS OF FEBRUARY 28, 2002

                                BALANCE                PROPERTY

B&G Realty:
  PNC Bank                    $  748,180     Baymont Inn, Savannah, GA
  Firstar Bank (IRB)           1,105,000     Westpoint Annies/Baymont,
                                               Brookfield, WI
  US Bank                        656,103     Westpoint Theatre/KFC,
                                               Brookfield, WI
  Proksch                        226,365     LaCrosse Theatres, LaCrosse, WI



Theatre Division - Marcus
 Corporation:
  US Bank                         86,909     Skyway Theatre, Milwaukee, WI
  Allen Enterprises              181,307     Elgin Cinema, Elgin, IL



Baymont Division - Marcus
 Corporation:
  US Bank                      3,118,167     Baymont Inn, Warren, MI
  Corrus Bank                    898,425     Baymont Inn, Roseville, MI
                               ---------
TOTAL DEBT SECURED BY LIENS   $7,020,456

Note: The debt listed above is secured by all real and personal property situated at the location set forth opposite such debt.



                                     5.15-3

                       [FORM OF SERIES D NOTE, TRANCHE A]


                             THE MARCUS CORPORATION


             7.66% SERIES D SENIOR NOTE, TRANCHE A DUE APRIL 1, 2009

No. DA-[___]                                                              [Date]
$[____________]                                                  PPN 56633# AG 8

         FOR VALUE RECEIVED, the undersigned, THE MARCUS CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Wisconsin, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on April 1, 2009, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.66% per annum from the date hereof, payable semiannually, on the first day of April and October in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.66% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A., from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A., in Chicago, Illinois, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of 7.66% Series D Senior Notes, Tranche A (the "Tranche A Notes") issued pursuant to a supplement to the separate Note Purchase Agreements dated as of October 25, 1996 (as from time to time amended and supplemented, including a First Supplement dated as of May 15, 1998, a Second Supplement dated as of May 1, 1999, and a Third Supplement dated as of April 1, 2002, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all Series from time to time outstanding under the Note Purchase Agreements to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representation set forth in Section 6.2 of the Note Purchase Agreements, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.

                                   EXHIBIT 1
                             (to Third Supplement)

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Tranche A Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.



                                      THE MARCUS CORPORATION




                                      By
                                        Its:____________________________________
                                        Printed Name:___________________________

                       [FORM OF SERIES D NOTE, TRANCHE B]


                             THE MARCUS CORPORATION


             7.93% SERIES D SENIOR NOTE, TRANCHE B DUE APRIL 1, 2012

No. DB-[___]                                                              [Date]
$[____________]                                                  PPN 56633# AH 6

         FOR VALUE RECEIVED, the undersigned, THE MARCUS CORPORATION (herein called the "Company"), a corporation organized and existing under the laws of the State of Wisconsin, hereby promises to pay to [________________], or registered assigns, the principal sum of [________________] DOLLARS on April 1, 2012, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.93% per annum from the date hereof, payable semiannually, on the first day of April and October in each year, commencing on the first of such dates after the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (i) 9.93% or (ii) 2% over the rate of interest publicly announced by Bank of America, N.A., from time to time in Chicago, Illinois as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Bank of America, N.A., in Chicago, Illinois, or at such other place as the Company shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of 7.93% Series D Senior Notes, Tranche B (the "Tranche B Notes") issued pursuant to a supplement to the separate Note Purchase Agreements dated as of October 25, 1996 (as from time to time amended and supplemented, including a First Supplement dated as of May 15, 1998, a Second Supplement dated as of May 1, 1999, and a Third Supplement dated as of April 1, 2002, the "Note Purchase Agreements"), between the Company and the respective Purchasers named therein. This Note and the holder hereof are entitled equally and ratably with the holders of all other Notes of all Series from time to time outstanding under the Note Purchase Agreements to all the benefits provided for thereby or referred to therein. Each holder of this Note will be deemed, by its acceptance hereof, to have made the representation set forth in Section 6.2 of the Note Purchase Agreements, provided that such holder may (in reliance upon information provided by the Company, which shall not be unreasonably withheld) make a representation to the effect that the purchase by such holder of any Note will not constitute a non-exempt prohibited transaction under Section 406(a) of ERISA.


                                   EXHIBIT 2
                             (to Third Supplement)

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Tranche B Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Company may treat the person in whose name this
Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Company will not be affected by any notice to the contrary.

         The Company will make required prepayments of principal on the dates and in the amounts specified in the Note Purchase Agreements. This Note is also subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of Illinois excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.



                                      THE MARCUS CORPORATION




                                      By
                                        Its:____________________________________
                                        Printed Name:___________________________



                                      -3-